UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2007

                               SERVOTRONICS, INC.
             (Exact name of registrant as specified in its charter.)

                        Commission File Number: 001-07109

             Delaware                                           16-0837866
   (State or other jurisdiction                               (IRS Employer
         of incorporation)                                   Identification No.)

                                1110 Maple Street
                            Elma, New York 14059-0300
          (Address of principal executive offices, including zip code)

                                 (716) 655-5990
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 14, 2007 Servotronics, Inc. issued a press release announcing its financial results for the period ended June 30, 2007. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     The information set forth in Items 2.02 and 9.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Servotronics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

     The following are filed as exhibits to this Current Report on Form 8-K:

     99.1     Servotronics, Inc. Press Release issued on August 14, 2007.

                                  SIGNATURE(S)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 14, 2007

                                             Servotronics, Inc.




                                             By: /s/ Cari L. Jaroslawsky
                                                 -------------------------------
                                                 Cari L. Jaroslawsky
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------

99.1               Servotronics, Inc. Press Release issued on August 14, 2007.